                                                                    Exhibit 3.50


                            CERTIFICATE OF FORMATION
                                       OF
                                 NEW-U TALK LLC




         This Certificate of Formation of New-U Talk LLC (the "LLC") dated February 4, is being duly executed and filed by Brian C. Mulligan, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act 6, Del. C. Section 18-101, et seq.

FIRST:   The name of the LLC formed hereby is:

                                 New-U Talk LLC

SECOND: The address of the registered office of the LLC in the State of Delaware is:

                                1209 Orange Street
                                New Castle County
                                Wilmington, Delaware 19801

THIRD: The name and address of the registered agent for service of process on the LLC in the State of Delaware is:

                               The Corporation Trust Company
                               1209 Orange Street
                               New Castle County
                               Wilmington, Delaware 19801


IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.



                                   By:  /s/ Brian C. Mulligan
                                        ________________________________________
                                        Brian C. Mulligan, an Authorized Person

                            CERTIFICATE OF AMENDMENT

                                       OF

                                 NEW-U TALK LLC

1.    The name of the limited liability company is New-U Talk LLC.

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

  Article 1 is hereby amended and restated to read in its entirety as follows:

              First: The name of the limited liability company is:

                         Studios USA Talk Television LLC

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of New-U Talk LLC this 9th day of April 1998.


                                          /s/ Melissa Leffler
                                          _______________________________
                                          Melissa Leffler
                                          Manager